UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2014

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Greenway Plaza
Houston, Texas	77046
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code: (713) 215-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure

On February 14, 2014, Occidental Petroleum Corporation (“Occidental”) announced that its board of directors had authorized management to pursue the spin-off of its California oil and gas business into a standalone, publicly traded company.  On June 5, 2014, Occidental’s subsidiary California Resources Corporation (“CRC”) filed a registration statement on Form 10 under the Securities Exchange Act of 1934 relating to the common stock of CRC that is expected to be distributed by Occidental to its stockholders to effect the spin-off of the California oil and gas business. The registration statement has not been declared effective by the SEC and is subject to completion.  A copy of the press release regarding the filing of the registration statement on Form 10 is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

99.1     Press Release dated June 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: June 5, 2014	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 5, 2014.